UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Westfield Capital Large Cap Growth Fund

Westfield Capital Dividend Growth Fund

Annual Report	October 31, 2016

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
OCTOBER 31, 2016

The Funds file their complete schedule of investments of fund holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are avail-able on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-454-0738; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND OCTOBER 31, 2016 (Unaudited)

SHAREHOLDERS’ LETTER

Dear Shareholder:

After a prolonged period of gains, domestic equities began to show signs of fatigue. Market volatility picked up significantly, sentiment started to wane, and macroeconomic concerns became a decisive factor behind investors’ purchasing decisions. The past twelve months witnessed two major corrections, which highlighted yet again a powerful dichotomy between two forces competing for equity market leadership: growth and safety. During periods of stock market duress, investors sought refuge in the most defensive, bond-like segments, such as Utilities, Real Estate Investment Trusts, and Telecom Services. Snapback rallies off the interim lows, both in February and in June, were driven by economically-sensitive stocks. By the end of the summer there was a noteworthy expansion of market breadth, with growth-oriented Information Technology and Industrial companies delivering some of the best performance results. Importantly, shares of financial companies also joined the advance, while expensive, high yield bond proxies began to underperform.

The Westfield Large Cap Growth Fund (the “Fund”), Institutional Class, rose 0.54% (net of fees) in the twelve month period ending October 31, 2016, underperforming the Russell 1000 Growth index, which returned 2.28%. Stock specific weakness within Industrials, Health Care, and Consumer Staples and an underweight of Telecommunication Services led to the majority of relative performance shortfall. Investments in the Information Technology and Consumer Discretionary sectors were the greatest sources of positive relative returns.

Industrials detracted 67 basis points (“bps”) from incremental gains, held back primarily by the portfolio’s investment in Textron Inc., an aircraft and defense company. The stock declined sharply in January, when fresh worries about an economic slowdown in China and the slump in the oil & gas segment reverberated across the industrial universe. Ironically, Textron has very little exposure to either China or the oil & gas industry and generates the biggest share of revenues in the aviation and Bell Helicopter segments. Our review of the company’s earnings reports confirmed that Cessna, Textron’s flagship brand of light-to-medium business jets, was doing reasonably well; however, our independent channel checks pointed to deteriorating fundamentals in the company’s business jet market segment. A recovery in business jet demand had been a cornerstone of our investment thesis on Textron, and the lack thereof prompted us to sell the stock. Also underperforming, but maintained in the Fund, were shares of airline operator United Continental Holdings, Inc. The passenger revenue per available seat (“PRASM”) readings, widely considered by investors as a gauge of airline profitability, were negative in the first half of 2016, which we believe put pressure on the stock. The PRASM metric stabilized over

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND OCTOBER 31, 2016 (Unaudited)

the summer, boosted by stronger yields on international routes and an increase in business travel. The company’s restructuring measures, which were initiated by United’s new management team over the past several months, have been regaining traction with corporate accounts.

The Health Care sector cost the portfolio 38 bps. Most of the shortfall stemmed from the portfolio’s pharmaceutical holdings. Bristol-Myers Squibb Co. declined sharply in early August after the company announced that its cancer drug Opdivo did not meet anticipated endpoints in a Phase 3 trial for non-small cell lung cancer. Opdivo, which has already been approved by the Food and Drug Administration for certain types of lung and skin cancers, has been a genuine breakthrough in cancer immunotherapy research, demonstrating efficacy and a benign safety profile. The drug’s failure in its most recent trial came as a huge surprise to the investment community given the success of Opdivo therapy in earlier trials, but it has not changed our positive outlook on the stock. We continue to think that based on the company’s product pipeline and the industry’s competitive landscape, Bristol-Myers is positioned to maintain its leadership place in the immuno-oncology niche. Also hurting performance results was Jazz Pharmaceuticals, a developer of drugs for the treatment of orphan diseases in the areas of oncology and psychiatry. Despite being a high growth, high margin business, Jazz Pharmaceuticals currently trades at a discount to its peers, a valuation that we believe reflects investor uncertainty around the durability of its top selling asset Xyrem. The drug, which is used for the treatment of severe narcolepsy and accounts for approximately 75% of the company’s revenues, has been going through a patent litigation process against generic entrants. We believe settling the Xyrem patent suit will be an important catalyst for the stock, as we feel court delays have weighed on shares. In addition to a potential settlement, we remain positive on the company’s efforts to diversify its product offerings and revenue sources which, we think over time, should help the shares command a higher valuation multiple.

Investments in Consumer Staples detracted 38 bps from excess returns, held back by declines within the food retail sub-industry. Kroger Co, an operator of supermarkets and convenience stores, was hurt by investor concerns about potential cost deflation and its impact on comparative sales (comps) of food retailers. Our analysis shows that food retailers often get a pick-up in volumes in a deflationary environment, and higher volumes keep gross profits at sustainable levels, ultimately offsetting the prices. Kroger is a premier operator and we believe they have been successful in navigating pricing and competitive challenges facing conventional grocers. While we think that the company’s earnings visibility is much better than the market fears we sold the stock in September, unable to reconcile the disconnect between investors’ concerns over deflation and the company’s optimism about their business. Somewhat offsetting Kroger’s negative impact was Constellation Brands, Inc., a producer and

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND OCTOBER 31, 2016 (Unaudited)

distributor of alcoholic beverages. The company’s wine segment is significant, but the key engine of its growth has been its rapidly expanding beer business. Constellation has U.S. rights to the Corona Extra and Modelo Especial brands, which target the expanding Hispanic population. While the overall beer market is languishing, the Mexican import market has been robust, boosting the company’s cash flows and earnings before interest, tax, depreciation and amortization, which we believe should drive cash return to shareholders in coming years.

The Information Technology sector outperformed broadly, contributing 58 bps to relative results. Software developer ServiceNow, Inc. was one of the contributors within the sector. The company offers an integrated suite of subscription-based software applications and cloud services, designed to automate enterprise IT business processes. We remain positive on the SaaS/cloud technology niche, where we have seen robust demand and strong delivery models. ServiceNow has been demonstrating reacceleration in subscription billings growth and better-than-expected cash flow margins. We think the company will continue to take share in the IT service management market, benefiting from a secular shift from legacy technology vendors to cloud-based platforms. Shares of social network provider Facebook, Inc. also boosted relative returns. Facebook has put up a string of stellar quarters and its latest earnings release was not an exception. The company exceeded consensus earnings expectations by 12%, demonstrating 59% revenue growth and 460 bps of earnings before interest, tax, depreciation and amortization margin expansion. Also contributing to excess returns was Broadcom Limited, a manufacturer of filters and amplifiers for smartphones and a supplier into Apple, Inc.’s iPhone. Earlier this year we met with the company’s management team and walked away impressed with their ability to surpass consensus expectations despite a difficult Apple demand environment.

The portfolio’s Consumer Discretionary investments added 49 bps to incremental gains. Our analysis of the current consumer backdrop suggests that consumers continue to display an interest in “value”, whether delivered through off-price apparel or in everyday consumables offered at low prices in convenient, easy-to-shop formats. Dollar Tree, Inc., a discount variety store retailer, was one of the performance highlights in the sector. The company has been focused on improving the performance of the recently acquired Family Dollar chain, working to reposition merchandise in the stores, enhance general cleanliness standards, and increase customer satisfaction. Management did not believe that Family Dollar had lost their core customer, but thought that poor store standards left Family Dollar as a second or third shopping choice. By improving the store experience and better communicating the value available at the stores through the “smart ways to save” campaign, they have been able to win back shopping frequency. Also augmenting

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND OCTOBER 31, 2016 (Unaudited)

relative results were shares of Newell Rubbermaid Inc., a retailer of housewares and home furnishings. Earlier this year, the company closed its acquisition of Jarden Corporation, a manufacturer of a broad range of branded consumer products. We remain confident in the CEO’s ability to transform the Jarden Corporation business while driving cost synergies from the deal and are comfortable owning the stock going forward.

The domestic stock market has more than doubled since the financial crisis of 2008. Its advance over the last couple of years came in the face of tepid global growth, tumult in the energy complex, and more recently, uncertainty about the outcome of the November election. Investor concerns about these macroeconomic and political risks resulted in a flight to those stocks that are perceived as the most defensive, those demonstrating predictable cash flows, hefty dividends, and low volatility. Valuations became less important than income generation and stability. With emerging markets healing, the U.S. economy close to full employment, and inflation slowly firming, the U.S. Federal Reserve is likely to raise rates by 25 bps at the December meeting. We feel that when interest rates begin to normalize, valuation will matter once again. We already started to see this in October, when expensive, no growth stocks underperformed the broader market. Our focus remains on quality high growth stocks that have been underappreciated by the market and we believe that our growth-at-a-reasonable-price (GARP) investment approach will be rewarded going forward.

This commentary has been prepared for current Westfield clients who are invested in the named product. It is intended for client reporting purposes only and is not intended for use with non-Westfield clients.

Past performance is not indicative of future results. Returns are preliminary and unaudited; they are presented gross of management fees and include the reinvestment of all income. Actual returns will be reduced by investment advisory fees and other expenses that may be incurred in the management of the account. The collection of fees produces a compounding effect on the total rate of return net of management fees. As an example, the effect of investment management fees on the total value of a client’s portfolio assuming (a) quarterly fee assessment, (b) $1,000,000 investment, (c) portfolio return of 8% a year, and (d) 1.00% annual investment advisory fee would be $10,416 in the first year, and cumulative effects of $59,816 over five years and $143,430 over ten years. Our current disclosure statement and fee schedules are set forth in Part 2A of Form ADV, which is available upon request. A fully compliant GIPS presentation also is available upon request.

The product is evaluated against the Russell 1000® Growth Index, which is designed to measure the large-cap growth segment of the U.S. equity universe. We have chosen this benchmark as it most closely represents the investment strategy discussed in this commentary. The product’s holdings, characteristics, and performance may differ substantially from the benchmark. Stock performance is based on price movement during the quarter or for the time held during the quarter.

Specific securities identified do not represent all of the securities purchased, sold or recommended. A complete list of past recommendations is available upon request. The opinions and forward looking statements contained in this commentary are current as of the date shown and are subject to change without notice. No assurance can be given that these opinions or statements will prove accurate or profitable. They are not intended to be investment recommendations. You may obtain a copy of our Proxy Voting Policy or a report of how proxy ballots for your account(s) were voted by contacting our Compliance Department at wcmcompliance@wcmgmt.com or at 617-428-7100.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND OCTOBER 31, 2016 (Unaudited)

Definition of Comparative Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND OCTOBER 31, 2016 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Westfield Capital Large Cap Growth Fund, Institutional or Investor Class Shares, versus the Russell 1000 Growth Index.

	AVERAGE TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2016(1)
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class Shares	0.54%	7.00%	12.14%	9.74%
Investor Class Shares	0.27%	6.72%	11.89%	9.51%
Russell 1000 Growth Index	2.28%	9.36%	13.65%	11.89%

* commenced operations on July 13, 2011.

(1) If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND OCTOBER 31, 2016 (Unaudited)

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND OCTOBER 31, 2016 (Unaudited)

SHAREHOLDERS’ LETTER

Dear Shareholder:

Market volatility picked up significantly in late 2015, sentiment started to wane, and macro-economic concerns became a decisive factor behind investors’ purchasing decisions. Given the backdrop of zero interest rates, low volatility funds and high dividend yield stock funds received massive inflows, as investors wanted safety at any price. These defensive stocks currently trade at record high valuations. As we have commented several times before, investors are crowding into the most defensive, bond-like stocks, such as those found in Utilities, Real Estate Investment Trusts, and Telecom Services. We believe that as soon as we move off the zero interest rates policy or the economy accelerates, these bond proxy stocks should underperform.

The Westfield Capital Dividend Growth Fund (the “Fund”), Institutional Class, returned 0.90% (net) in the twelve month period ending October 31, 2016, versus the S&P 500, which rose 4.51% and the NASDAQ Dividend Achievers Select Total Return Index, which gained 6.72%. Most of the relative performance shortfall occurred in the first three months of 2016. The New Year was greeted by a broad selloff, which started on the first trading day and continued to rattle financial markets for the following six weeks. By early February, when the relief rally finally came, most equity benchmarks were deep in negative territory, with only the most defensive, bond-like sectors – Consumer Staples, Utilities, and Telecommunications Services – outperforming. The recovery off the interim lows was propelled by high beta, economically-sensitive Industrials, Energy, and Consumer Discretionary names, with deeply oversold, highly shorted stocks leading the advance. We do not own high dividend yield stocks given their limited growth potential and lofty valuations and we stay away from high beta, leveraged companies. As a quality growth manager, we focus on high quality dividend growth stocks and attractive valuation. Westfield’s investment approach was not rewarded during the first months of 2016, but these stylistic headwinds started to subside in April, and the fund delivered strong performance results in the second and third quarters of the year, outpacing the NASDAQ Dividend Achievers Select Total Return Index, its primary benchmark.

For the twelve-month period, investments in the Materials and Health Care sectors had the greatest impact on the Fund’s relative returns. Our biggest exposure to Health Care continues to be through the pharmaceuticals group, which was marked by significant volatility during the period. The factors driving this volatility remained mostly unchanged – on the upside, positive clinical data, regulatory approvals, and Mergers & Acquisitions, and on the downside, drug pricing rhetoric, November presidential election concerns, and hedge fund position de-risking. The substantial amount of the sector’s losses stemmed from the portfolio’s positions in Bristol Meyers

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND OCTOBER 31, 2016 (Unaudited)

and Teva Pharmaceuticals. Teva was a strong performer over the two years that we owned it, but unfortunately, the generic business slowed and in an election year all drug prices came under attack. We sold our position in the stock in August. Shares of Bristol-Myers Squibb Co. declined in August after the company announced that its cancer drug Opdivo did not meet anticipated endpoints in a Phase 3 trial for non-small cell lung cancer. Opdivo, which has already been approved by the Food and Drug Administration for certain types of lung and skin cancers, has been a genuine breakthrough in cancer immunotherapy research, demonstrating strong efficacy and a benign safety profile. The drug’s failure in its most recent trial came as a huge surprise to the investment community given the success of Opdivo therapy in earlier trials. Bristol Meyers was sold in October, but we continue to follow the company closely.

Somewhat offsetting the losses in Health Care was stock selection within the Materials sector. The portfolio is modestly overweight the sector relative to the index and we stay focused on fundamentally sound companies that can grow sales and profits despite the macroeconomic, feedstock, and currency challenges. We continue to like the chemicals sub-segment, where we see favorable volume growth and pricing acceleration. While management teams we met with see a continued slow growth environment, we still exited the meetings comfortable with the company-specific risk reward circumstances. Scotts Miracle-Gro Company, a manufacturer of consumer lawn and garden products, was one of the highlights in the sector. Strong results out of home improvement retailer Home Depot, Inc., Scotts’ largest customer, helped the shares advance earlier in the year. Scotts also reiterated sales growth guidance for 2016 and announced a minority position in Bonnie Plants, a potted vegetable and herb company.

The domestic stock market has more than doubled since the financial crisis of 2008. Its advance over the last couple of years came in the face of tepid global growth, tumult in the energy complex, and more recently, uncertainty about the outcome of the November election. Investor concerns about these macroeconomic and political risks resulted in a flight to those stocks that are perceived as the most defensive, those demonstrating predictable cash flows, hefty dividends, and low volatility. Valuations became less important than income generation and stability. With the U.S. economy close to full employment, and inflation slowly firming, the U.S. Federal Reserve is likely to raise rates by 25 bps at the December meeting. We feel that when interest rates begin to normalize, valuation will matter once again. We already started to see this in October, when expensive, no growth stocks underperformed the broader market. We continue to see high quality dividend growth stocks as one of the most attractive long term investments today, especially on a risk adjusted basis.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND OCTOBER 31, 2016 (Unaudited)

This commentary has been prepared for current Westfield clients who are invested in the named product and their consultants. It is intended for client reporting purposes only and is not intended for use with non-Westfield clients.

Past performance is not indicative of future results. Returns are preliminary and unaudited; they are presented gross of management fees and include the reinvestment of all income. Actual returns will be reduced by investment advisory fees and other expenses that may be incurred in the management of the account. The collection of fees produces a compounding effect on the total rate of return net of management fees. As an example, the effect of investment management fees on the total value of a client’s portfolio assuming (a) quarterly fee assessment, (b) $1,000,000 investment, (c) portfolio return of 8% a year, and (d) 1.00% annual investment advisory fee would be $10,416 in the first year, and cumulative effects of $59,816 over five years and $143,430 over ten years. Our current disclosure statement and fee schedules are set forth in Part 2A of Form ADV, which is available upon request. A fully compliant GIPS presentation also is available upon request.

The product is measured against the NASDAQ US Dividend Achievers Select® Index. The NASDAQ US Dividend Achievers Select® Index is constructed to reflect the performance of companies that trade on the NYSE or NASDAQ and have increased their annual regular dividend payments for the last ten or more consecutive years. We have chosen this benchmark as it most closely represents the investment strategy discussed in this commentary. The product’s holdings, characteristics, and performance may differ substantially from the benchmark. The indices referenced herein are provided for informational purposes only. Indices assume the reinvestment of dividends but do not reflect the impact of fees, applicable taxes or trading costs which may also reduce the returns shown. Due to differences in investment restrictions, account holdings, account funding periods, timing and frequency of contributions and withdrawals, as well as other factors, your account performance may differ substantially from the product’s performance that is discussed in this commentary. You can request your account’s performance and holdings by contacting your Marketing & Client Service representative.

Specific securities identified do not represent all of the securities purchased, sold or recommended. A complete list of past recommendations is available upon request. The opinions and forward looking statements contained in this commentary are current as of the date shown and are subject to change without notice. No assurance can be given that these opinions or statements will prove accurate or profitable. They are not intended to be investment recommendations. You should contact Westfield if there are any changes in your financial situation or investment objectives, or if you wish to delete, add, or modify restrictions to the management of your account. You may obtain a copy of our Proxy Voting Policy or a report of how proxy ballots for your account(s) were voted by contacting our Compliance Department at wcmcompliance@wcmgmt.com or at 617-428-7100.

Westfield Capital Management Company, L.P.

Definition of Comparative Indices

The S&P 500® Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The S&P High Yield Dividend Aristocrats® Index is an unmanaged index designed to measure the performance of companies within the S&P Composite 1500® that have followed a managed-dividends policy of consistently increasing dividends every year for at least 20 years.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND OCTOBER 31, 2016 (Unaudited)

NASDAQ Dividend Achievers Select Total Return Index is comprised of a select group of securities with at least ten consecutive years of increasing annual regular dividend payments.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND OCTOBER 31, 2016 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Westfield Capital Dividend Growth Fund, Institutional or Investor Class Shares, versus the S&P 500 Index, S&P High Yield Dividend Aristocrats® Index and NASDAQ Dividend Achievers Select Total Return Index

	AVERAGE TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2016(1)
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Class Shares	0.90%	4.81%	11.00%	9.70%
Investor Class Shares	0.60%	4.67%	10.92%	9.63%
S&P 500® Index	4.51%	8.84%	13.57%	11.72%
S&P High Yield Dividend Aristocrats® Index	11.72%	9.77%	14.01%	12.48%
NASDAQ Dividend Achievers Select Total Return Index	6.72%	6.58%	11.44%	10.43%

*Fund commenced operations on July 26, 2013.

The performance data quoted for the Fund for periods prior to July 26, 2013 is that of another investment vehicle (the “Predecessor Fund”). The Predecessor Fund commenced operations on April 30, 2010. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance might have been lower.

Performance shown for periods of one year and greater are annualized.

(1) If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND OCTOBER 31, 2016 (Unaudited)

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that,

when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND OCTOBER 31, 2016

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 99.3%‡

	Shares	Value
CONSUMER DISCRETIONARY — 18.3%
Amazon.com *	6,415	$5,066,696
Charter Communications, Cl A *	18,648	4,659,949
Home Depot	25,540	3,116,135
Marriott International, Cl A	37,850	2,600,295
McDonald’s	23,355	2,629,072
Newell Brands	71,070	3,412,781
Priceline Group *	1,657	2,442,799
Ralph Lauren, Cl A	16,300	1,599,030
TJX	38,870	2,866,663
Twenty-First Century Fox, Cl A	122,345	3,214,003

		31,607,423

CONSUMER STAPLES — 2.2%
Constellation Brands, Cl A	23,165	3,871,335

ENERGY — 1.0%
Halliburton	38,640	1,777,440

FINANCIALS — 4.7%
Chubb	20,570	2,612,390
CME Group, Cl A	26,260	2,628,626
Synchrony Financial	97,740	2,794,386

		8,035,402

HEALTH CARE — 21.4%
Abbott Laboratories	127,980	5,021,935
Biogen *	7,359	2,061,845
Bristol-Myers Squibb	85,165	4,335,750

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND OCTOBER 31, 2016

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Celgene *	40,960	$4,185,293
Cooper	14,915	2,625,637
Danaher	42,720	3,355,656
Gilead Sciences	37,910	2,791,313
Jazz Pharmaceuticals *	29,311	3,208,675
STERIS	52,220	3,489,340
Thermo Fisher Scientific	17,010	2,500,980
UnitedHealth Group	23,790	3,362,241

		36,938,665

INDUSTRIALS — 10.7%
General Electric	78,330	2,279,403
Lockheed Martin	10,634	2,620,005
Masco	64,960	2,005,965
Nielsen Holdings	56,490	2,543,180
Union Pacific	34,790	3,067,782
United Continental Holdings *	60,240	3,387,295
United Parcel Service, Cl B	23,980	2,584,085

		18,487,715

INFORMATION TECHNOLOGY — 36.7%
Alphabet, Cl A *	5,962	4,828,624
Alphabet, Cl C *	5,981	4,692,334
Apple	75,936	8,621,773
Applied Materials	56,890	1,654,361
Broadcom	17,135	2,917,748
Facebook, Cl A *	50,400	6,601,896
Intel	70,920	2,472,980
MasterCard, Cl A	28,870	3,089,667
Microsoft	128,750	7,714,700
Palo Alto Networks *	22,310	3,431,947
PayPal Holdings *	64,840	2,701,235
salesforce.com inc *	61,450	4,618,582
ServiceNow *	46,970	4,129,133
Visa, Cl A	69,810	5,760,023

		63,235,003

MATERIALS — 4.2%
Celanese, Cl A	48,660	3,548,287

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND OCTOBER 31, 2016

COMMON STOCK — continued

	Shares	Value

MATERIALS — continued
Dow Chemical	67,740	$3,645,090

		7,193,377

TOTAL COMMON STOCK (Cost $137,688,311)		171,146,360

TOTAL INVESTMENTS — 99.3% (Cost $137,688,311)		$171,146,360

Percentages are based on Net Assets of $172,309,541.

*	Non-income producing security.
‡	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND OCTOBER 31, 2016

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 95.5%

	Shares	Value
CONSUMER DISCRETIONARY — 16.0%
Comcast, Cl A	57,038	$3,526,089
Marriott International, Cl A	36,050	2,476,635
McDonald’s	15,910	1,790,989
Penske Automotive Group	50,670	2,267,482
Six Flags Entertainment	49,180	2,736,867
Twenty-First Century Fox, Cl A	102,000	2,679,540

		15,477,602

CONSUMER STAPLES — 14.2%
Archer-Daniels-Midland	55,750	2,429,027
Coca-Cola	50,460	2,139,504
Kimberly-Clark	16,776	1,919,342
Marine Harvest ADR	142,525	2,579,703
PepsiCo	20,947	2,245,519
Procter & Gamble	27,900	2,421,720

		13,734,815

ENERGY — 2.1%
Tesoro	23,750	2,018,038

FINANCIALS — 7.3%
AGNC Investment ‡	98,340	1,972,700
CME Group, Cl A	24,520	2,454,452
JPMorgan Chase	37,580	2,602,791

		7,029,943

HEALTH CARE — 16.2%
Abbott Laboratories	66,910	2,625,549
Gilead Sciences	37,440	2,756,707

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND OCTOBER 31, 2016

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Johnson & Johnson	21,270	$2,467,107
Pfizer	96,621	3,063,852
Quest Diagnostics	34,219	2,786,795
UnitedHealth Group	13,560	1,916,435

		15,616,445

INDUSTRIALS — 13.2%
B/E Aerospace	30,350	1,806,432
General Electric	90,760	2,641,116
Lockheed Martin	10,263	2,528,598
Macquarie Infrastructure	35,149	2,875,539
Watsco	20,920	2,872,107

		12,723,792

INFORMATION TECHNOLOGY — 14.3%
Cisco Systems	109,635	3,363,602
Intel	65,770	2,293,400
Jack Henry & Associates	37,012	2,998,712
Microsoft	85,508	5,123,639

		13,779,353

MATERIALS — 7.8%
Dow Chemical	55,058	2,962,671
Orion Engineered Carbons	88,975	1,668,281
Scotts Miracle-Gro, Cl A	33,110	2,916,660

		7,547,612

REAL ESTATE — 4.4%
Community Healthcare Trust ‡	81,620	1,826,656
Crown Castle International ‡	26,769	2,435,711

		4,262,367

TOTAL COMMON STOCK (Cost $81,475,468)		92,189,967

TOTAL INVESTMENTS— 95.5% (Cost $81,475,468)		$92,189,967

Percentages are based on Net Assets of $96,545,763.

‡	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND OCTOBER 31, 2016

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2016

STATEMENTS OF ASSETS AND LIABILITIES

	Westfield Large Cap Growth Fund	Westfield Dividend Growth Fund
Assets:
Investments, at Value (Cost $137,688,311 and $81,475,468)	$171,146,360	$92,189,967
Cash Equivalents	1,017,219	3,312,878
Receivable for Investment Securities Sold	236,002	6,833,195
Dividends Receivable	85,369	67,130
Prepaid Expenses	17,767	16,120
Receivable for Capital Shares Sold	14	–

Total Assets	172,502,731	102,419,290

Liabilities:
Payable due to Adviser	87,410	52,488
Payable for Capital Shares Redeemed	26,629	1,686,131
Payable due to Administrator	17,659	10,028
Payable due to Trustees	3,713	2,113
Chief Compliance Officer Fees Payable	1,846	1,050
Payable due to Shareholder Servicing Agent (Investor Class Shares)	50	121
Payable for Investment Securities Purchased	–	4,091,555
Other Accrued Expenses	55,883	30,041

Total Liabilities	193,190	5,873,527

Net Assets	$172,309,541	$96,545,763

Net Assets Consist of:
Paid-in Capital	$121,333,581	$83,999,125
Undistributed Net Investment Income	381,004	1,479,331
Accumulated Net Realized Gain on Investments	17,136,907	352,808
Net Unrealized Appreciation on Investments	33,458,049	10,714,499

	$172,309,541	$96,545,763

Institutional Class Shares:
Net Assets	$172,122,682	$96,198,797
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	13,508,912	9,417,266
Net Asset Value, Offering and Redemption Price Per Share	$12.74	$10.22

Investor Class Shares:
Net Assets	$186,859	$346,966
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	14,549	33,882
Net Asset Value, Offering and Redemption Price Per Share	$12.84	$10.24

Amounts designated as “— ” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS FOR THE YEAR ENDED OCTOBER 31, 2016

STATEMENTS OF OPERATIONS

	Westfield Large Cap Growth Fund	Westfield Dividend Growth Fund
Investment Income
Dividends	$2,048,776	$2,799,105
Interest	5,126	4,254
Less: Foreign Taxes Withheld	(20,692)	(12,111)

Total Investment Income	2,033,210	2,791,248

Expenses
Investment Advisory Fees	1,186,067	713,888
Administration Fees	218,967	114,222
Trustees’ Fees	15,186	7,904
Chief Compliance Officer Fees	5,310	2,954
Shareholder Servicing Fees (Investor Class Shares)	492	629
Transfer Agent Fees	81,013	69,238
Registration Fees	33,626	31,366
Audit Fees	27,932	21,717
Legal Fees	26,546	13,622
Printing Fees	17,702	12,702
Custodian Fees	5,893	1,892
Insurance and Other Expenses	14,521	7,686

Total Expenses	1,633,255	997,820

Less:
Waiver of Investment Advisory Fees	(80,517)	(92,900)
Fees Paid Indirectly	(19)	(21)

Net Expenses	1,552,719	904,899

Net Investment Income	480,491	1,886,349

Net Realized Gain on Investments	17,584,149	369,712
Net Change in Unrealized Depreciation on Investments	(18,044,589)	(1,374,293)

Net Realized and Unrealized Loss on Investments	(460,440)	(1,004,581)

Net Increase in Net Assets Resulting from Operations	$20,051	$881,768

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net Investment Income	$480,491	$673,311
Net Realized Gain on Investments	17,584,149	17,762,673
Net Change in Unrealized Depreciation on Investments	(18,044,589)	(8,855,353)

Net Increase in Net Assets Resulting from Operations	20,051	9,580,631

Dividends and Distributions:
Net Investment Income:
Institutional Class	(621,122)	(743,386)
Investor Class	(88)	(385)
Net Realized Gains:
Institutional Class	(17,684,745)	(16,057,172)
Investor Class	(18,360)	(24,632)

Total Dividends and Distributions	(18,324,315)	(16,825,575)

Capital Share Transactions:(1)
Institutional Class Shares
Issued	5,713,864	19,568,878(2)
Reinvestment of Distributions	15,822,442	16,586,105
Redeemed	(32,674,166)	(32,275,090)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(11,137,860)	3,879,893

Investor Class Shares
Issued	3,011	49,512
Reinvestment of Distributions	18,437	25,008
Redeemed	(25,297)	(161,212)

Net Decrease in Net Assets from Investor Class Share Transactions	(3,849)	(86,692)

Net Increase (Decrease) in Net Assets from Share Transactions	(11,141,709)	3,793,201

Total Decrease in Net Assets	(29,445,973)	(3,451,743)

Net Assets:
Beginning of Year	201,755,514	205,207,257

End of Year (including undistributed net investment income of $381,004 and $517,706, respectively)	$172,309,541	$201,755,514

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
(2)	Includes shares issued as a result of in-kind transactions (see Note 11).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net Investment Income	$1,886,349	$1,279,656
Net Realized Gain on Investments	369,712	3,332,690
Net Change in Unrealized Depreciation on Investments	(1,374,293)	(1,922,899)

Net Increase in Net Assets Resulting from Operations	881,768	2,689,447

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(1,702,653)	(1,861,248)
Investor Class Shares	(3,913)	(631)
Net Realized Gains:
Institutional Class Shares	(3,044,111)	(3,004,201)
Investor Class Shares	(7,915)	(1,265)

Total Dividends and Distributions	(4,758,592)	(4,867,345)

Capital Share Transactions:(1)
Institutional Class Shares
Issued	2,954,114	5,236,970
Reinvestment of Distributions	4,724,811	4,863,054
Redeemed	(5,554,985)	(3,999,641)

Net Increase in Net Assets from Institutional Class Share Transactions	2,123,940	6,100,383

Investor Class Shares
Issued	100,830	210,000
Reinvestment of Distributions	11,827	1,896
Redeemed	—	(160)

Net Increase in Net Assets from Investor Class Share Transactions	112,657	211,736

Net Increase in Net Assets from Share Transactions	2,236,597	6,312,119

Total Increase (Decrease) in Net Assets	(1,640,227)	4,134,221

Net Assets:
Beginning of Year	98,185,990	94,051,769

End of Year (including undistributed net investment income of $1,479,331 and $1,286,641, respectively)	$96,545,763	$98,185,990

Amounts designated as “—” are $0.

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE
CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year

	Institutional Class Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Year	$13.97	$14.49	$13.20	$10.09	$9.23

Income (Loss) from Operations:
Net Investment Income (1)	0.03	0.05	0.05	0.07	0.08
Net Realized and Unrealized Gain	0.02	0.61	2.01	3.16	0.79

Total from Operations	0.05	0.66	2.06	3.23	0.87

Dividends and Distributions from:
Net Investment Income	(0.04)	(0.05)	(0.06)	(0.11)	(0.01)
Net Realized Gains	(1.24)	(1.13)	(0.71)	(0.01)	—

Total Dividends and Distributions	(1.28)	(1.18)	(0.77)	(0.12)	(0.01)

Net Asset Value, End of Year	$12.74	$13.97	$14.49	$13.20	$10.09

Total Return†	0.54%	4.70%	16.36%	32.33%	9.39%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$172,123	$201,547	$204,895	$193,684	$142,034
Ratio of Expenses to Average Net Assets(2)	0.85%	0.86%(3)	0.85%	0.94%(3)	0.85%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.90%	0.89%	0.89%	1.00%	0.99%
Ratio of Net Investment Income to Average Net Assets	0.26%	0.33%	0.40%	0.58%	0.81%
Portfolio Turnover Rate	63%	82%	49%	71%	82%

(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 0.85%, 0.86%, 0.85%, 0.94% and 0.85%, respectively
(3)

The ratio of expenses to average net assets includes income tax expenses that were considered extraordinary fees accrued outside the Adviser’s expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.85%.

†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “— ” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS — continued

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year

	Investor Class Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Year	$14.07	$14.58	$13.30	$10.09	$9.23

Income (Loss) from Operations:
Net Investment Income (1)	—	0.01	0.02	0.03	0.04
Net Realized and Unrealized Gain	0.02	0.63	2.01	3.19	0.82

Total from Operations	0.02	0.64	2.03	3.22	0.86

Dividends and Distributions from:
Net Investment Income	(0.01)	(0.02)	(0.04)	—	0.00(4)
Net Realized Gains	(1.24)	(1.13)	(0.71)	(0.01)	—

Total Dividends and Distributions	(1.25)	(1.15)	(0.75)	(0.01)	0.00(4)

Net Asset Value, End of Year	$12.84	$14.07	$14.58	$13.30	$10.09

Total Return†	0.27%	4.50%	15.98%	31.92%	9.38%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$187	$209	$312	$193	$77
Ratio of Expenses to Average Net Assets(2)	1.10%	1.11%(3)	1.10%	1.19%(3)	1.09%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.15%	1.14%	1.14%	1.25%	1.23%
Ratio of Net Investment Income to Average Net Assets	0.01%	0.08%	0.14%	0.24%	0.36%
Portfolio Turnover Rate	63%	82%	49%	71%	82%

(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.10%, 1.11%, 1.10%, 1.19% and 1.09%, respectively
(3)

The ratio of expenses to average net assets includes income tax expenses that were considered extraordinary fees accrued outside the Adviser’s expense limitation agreement. Had these expenses been excluded, the ratio would have been 1.10%.

(4)	Amount represents less than $0.01 per share.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “— ” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS — continued

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year

	Institutional Class Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013*
Net Asset Value, Beginning of Year	$10.67	$10.88	$10.36	$10.00

Income (Loss) from Operations:
Net Investment Income (1)	0.20	0.14	0.28	0.04
Net Realized and Unrealized Gain (Loss)	(0.13)	0.20	0.77	0.32

Total from Operations	0.07	0.34	1.05	0.36

Dividends and Distributions from:
Net Investment Income	(0.18)	(0.21)	(0.08)	—
Net Realized Gains	(0.34)	(0.34)	(0.45)	—

Total Dividends and Distributions	(0.52)	(0.55)	(0.53)	—

Net Asset Value, End of Year	$10.22	$10.67	$10.88	$10.36

Total Return†	0.90%	3.10%	10.67%	3.60%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$96,199	$97,940	$94,012	$68,686
Ratio of Expenses to Average Net Assets(2)	0.95%	0.95%	0.95%	0.95%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.05%	1.05%	1.10%	1.30%**
Ratio of Net Investment Income to Average Net Assets	1.98%	1.29%	2.65%	1.65%**
Portfolio Turnover Rate	112%	133%	101%	29%***

*	Commenced operations on July 26, 2013.
**	Annualized
***	Portfolio turnover rate is for the period indicated and has not been annualized
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 0.95%, 0.95%, 0.95% and 0.95%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS — continued

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year

	Investor Class Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013*
Net Asset Value, Beginning of Year	$10.70	$10.89	$10.36	$10.00

Income (Loss) from Operations:
Net Investment Income (1)	0.17	0.08	0.32	0.04
Net Realized and Unrealized Gain (Loss)	(0.13)	0.24	0.74	0.32

Total from Operations	0.04	0.32	1.06	0.36

Dividends and Distributions from:
Net Investment Income	(0.16)	(0.17)	(0.08)	—
Net Realized Gains	(0.34)	(0.34)	(0.45)	—

Total Dividends and Distributions	(0.50)	(0.51)	(0.53)	—

Net Asset Value, End of Year	$10.24	$10.70	$10.89	$10.36

Total Return†	0.60%	2.91%	10.76%	3.60%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$347	$246	$40	$27
Ratio of Expenses to Average Net Assets(2)	1.20%	1.20%	1.04%	1.00%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.30%	1.30%	1.21%	1.31%**
Ratio of Net Investment Income to Average Net Assets	1.71%	0.75%	3.14%	1.36%**
Portfolio Turnover Rate	112%	133%	101%	29%***

*	Commenced operations on July 26, 2013.
**	Annualized
***	Portfolio turnover rate is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.20%, 1.20%, 1.04% and 1.00%, respectively.

Amounts designated as “— ” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2016

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 38 funds. The financial statements herein are those of the Westfield Capital Large Cap Growth Fund (the “Large Cap Growth Fund”) and the Westfield Capital Dividend Growth Fund (the “Dividend Growth Fund”) (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. Each Fund is classified as a diversified investment company under the Investment Company Act of 1940. The investment objective of the Large Cap Growth Fund is long-term growth of capital by investing primarily (at least 80% of its net assets) in equity securities. The Large Cap Growth Fund is a diversified fund and focuses on U.S. listed common stocks with large market capitalizations that Westfield Capital Management Company, L.P. (the “Adviser”) believes are quality companies with stock that offers the potential for future price appreciation. The investment objective of the Dividend Growth Fund is long-term growth of capital by investing in equity securities from a variety of economic sectors with a history or prospect of paying stable or increasing dividends. The Dividend Growth Fund is a diversified fund. The Dividend Growth Fund commenced operations on July 26, 2013 as a result of a contribution in-kind from a limited partnership managed by the Adviser. On this date, the Dividend Growth Fund issued 6,505,383 shares and acquired securities tax-free at their then current value of $65,053,828, including unrealized appreciation of $11,352,297.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2016

is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2016, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2016, all of the Funds’ investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement under U.S. GAAP. For details of investment classifications, reference the Schedules of Investments.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2016

For the year ended October 31, 2016, there have been no transfers between Level 1 and Level 2 assets and liabilities. During the year ended October 31, 2016, there were no Level 3 securities.

During the year ended October 31, 2016, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their income to their shareholders. With the exception of the accrued built-in gains tax associated with the in-kind transaction (described below), no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2016, the Funds did not incur any significant interest or penalties.

Built-in Gains Tax from In-Kind Transaction — The Large Cap Growth Fund received a contribution of portfolio securities from a C-Corporation that included a net unrealized built-in gain, for which potential tax liability is insignificant to the Fund. For income tax purposes, the Fund is required to track the net built-in gain and recognize an income tax liability when it is determined that it is more-likely-than-not that positions will be sold and gains on the securities realized. As of October 31, 2016, the Fund has a tax liability of $4,247 relating to the recognition of realized gain on certain securities contributed by the C-Corporation.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Certain expenses are apportioned among the Trust based on the number of funds and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2016

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and make distributions of their net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Cash Equivalents — Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Funds maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for which the Administrator is paid an asset based fee which will vary depending on the number of share class and average daily net assets of the Fund. For the year ended October 31, 2016, the Large Cap Growth Fund and Dividend Growth Fund paid $218,967 and $114,222, respectively, for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

The Funds have entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Funds may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2016

Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the year ended October 31, 2016, the Large Cap Growth Fund and Dividend Growth Fund incurred shareholder servicing fees of $492 and $629, respectively. These fees represent 0.00% and 0.00% of the Net Assets of the Large Cap Growth Fund and Dividend Growth Fund, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. During the year ended October 31, 2016, the Large Cap Growth Fund and Dividend Growth Fund earned cash management credits of $19 and $21, respectively, which were used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

Brown Brothers Harriman & Co. acts as the custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Large Cap Growth Fund at a fee calculated at an annual rate of 0.65% and to the Dividend Growth Fund at a fee calculated at an annual rate of 0.75% of the respective Fund’s average daily net assets. The Adviser has contractually agreed (effective May 19, 2015) to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees (collectively “excluded expenses”)) for the Large Cap Growth Fund’s Institutional Class Shares and Investor Class Shares from exceeding 0.85% of the average daily net assets of each class until February 28, 2018. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Large Cap Growth Fund’s Total Annual Fund Operating Expenses (less excluded expenses) and 0.85% for Institutional Class Shares and Investor Class Shares to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2018. As of October 31, 2016, fees for the Large Cap Growth Fund which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser, up to the expense cap in place at the time expenses were waived, were $78,767, $66,640 and $80,517, expiring in 2017, 2018 and 2019, respectively. The Adviser has contractually agreed (effective May 19, 2015) to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees (collectively “excluded expenses”)) for the Dividend Growth Fund’s Institutional Class Shares and Investor Class Shares from exceeding 0.95% of the average daily net assets of each class until February 28, 2017. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Dividend Growth Fund’s Total Annual Fund Operating Expenses (less excluded expenses) and 0.95% for Institutional Class Shares and Investor Class Shares to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2016

February 28, 2018. As of October 31, 2016, fees for the Dividend Growth Fund which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser, up to the expense cap in place at the time the expenses were waived, were $120,141, $89,300 and $92,900 expiring in 2017, 2018 and 2019, respectively.

6. Share Transactions:

	Year	Year
	Ended	Ended
	October 31,	October 31,
Large Cap Growth Fund	2016	2015
Share Transactions:
Institutional Class
Issued	455,930	1,380,032
Reinvested	1,263,733	1,202,124
Redeemed	(2,636,975)	(2,301,216)

Net Increase (Decrease) in Institutional Class Shares	(917,312)	280,940

Investor Class
Issued	238	3,464
Reinvested	1,462	1,800
Redeemed	(1,969)	(11,833)

Net Decrease in Investor Class Shares	(269)	(6,569)

	Year	Year
	Ended	Ended
	October 31,	October 31,
Dividend Growth Fund	2016	2015
Share Transactions:
Institutional Class
Issued	296,289	478,993
Reinvested	472,561	449,177
Redeemed	(530,807)	(391,991)

Net Increase in Institutional Class Shares	238,043	536,179

Investor Class
Issued	9,680	19,179
Reinvested	1,179	175
Redeemed	—	(15)

Net Increase in Investor Class Shares	10,859	19,339

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2016

7. Investment Transactions:

For the year ended October 31, 2016, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

		Sales and
	Purchases	Maturities
Large Cap Growth Fund	$113,686,184	$140,850,673
Dividend Growth Fund	106,769,526	103,564,625

There were no purchases or sales of long-term U.S. Government securities for the year ended October 31, 2016.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Permanent book and tax basis differences which are primarily attributable to REIT adjustments, security related return of capital adjustment and built-in gain tax, have been classified to/ (from) the following for the year ended October 31, 2016:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income	(Gain) Loss
Large Cap Growth Fund	$4,017	$(4,017)
Dividend Growth Fund	12,907	(12,907)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared for the during the years or periods ended October 31, 2016 and October 31, 2015 were as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
Large Cap Growth Fund
2016	$621,211	$17,703,104	$18,324,315
2015	3,438,253	13,387,322	16,825,575
Dividend Growth Fund
2016	1,706,566	3,052,026	4,758,592
2015	1,861,880	3,005,465	4,867,345

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2016

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed		Total
	Ordinary	Long-Term	Unrealized	Distributable
	Income	Capital Gain	Appreciation	Earnings
Large Cap Growth Fund	$420,443	$17,526,437	$33,029,080	$50,975,960
Dividend Growth Fund	1,479,331	352,808	10,714,499	12,546,638

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

For Federal income tax purposes, the cost of securities owned at October 31, 2016, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which are temporary adjustments for Federal income tax purposes in the current period. The Funds had no capital loss carryforwards at October 31, 2016.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2016 were as follows:

		Aggregate	Aggregate
		Gross	Gross	Net
	Federal	Unrealized	Unrealized	Unrealized
	Tax Cost	Appreciation	Depreciation	Appreciation
Large Cap Growth Fund	$138,117,280	$39,089,751	$(6,060,671)	$33,029,080
Dividend Growth Fund	81,475,468	11,767,504	(1,053,005)	10,714,499

9. Concentration of Risks:

Dividend Paying Stocks Risk – The Dividend Growth Funds emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

Equity Risk – Since it purchases equity securities, the Fund’s are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund’s.

Foreign Company Risk – Investing in foreign companies, including direct investments and through American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2016

political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Growth Style Risk – The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Large Cap Growth Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

10. Other:

At October 31, 2016, the percentages held by a limited number of shareholders for each Fund (shareholder segments comprised of omnibus and accounts that were held on behalf of individual shareholders and in the Dividend Growth Fund, Institutional Class, one record related party shareholder), each owning 10% or greater of the aggregate shares outstanding, was as follows:

	No. of	%
	Shareholders	Ownership
Large Cap Growth Fund, Institutional Class	2	40%
Large Cap Growth Fund, Investor Class	1	100%
Dividend Growth Fund, Institutional Class	2	44%
Dividend Growth Fund, Investor Class	1	91%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2016

11. In-Kind Transactions:

For the year ended October 31, 2016, there were no in-kind transactions for any of the Funds. During the year ended October 31, 2015, the Large Cap Growth Fund issued shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares Issued	Value
11/24/2014	$ 165,454	$ 2,460,306

12. Regulatory Matters:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

13. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees of

The Advisors’ Inner Circle Fund II and the Shareholders of

Westfield Capital Large Cap Growth Fund and

Westfield Capital Dividend Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Westfield Capital Large Cap Growth Fund and Westfield Capital Dividend Growth Fund (two of the funds constituting The Advisors’ Inner Circle Fund II, hereafter referred to as the “Funds”) at October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2016

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2016 to October 31, 2016).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited)

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/16	Ending Account Value 10/31/16	Annualized Expense Ratios	Expenses Paid During Period*

Large Cap Growth Fund

Actual Fund Return
Institutional Class Shares	$1,000.00	$1,027.40	0.85%	$4.34
Investor Class Shares	1,000.00	1,025.60	1.10	5.61
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.86	0.85%	$4.32
Investor Class Shares	1,000.00	1,019.60	1.10	5.59

Dividend Growth Fund

Actual Fund Return
Institutional Class Shares	$1,000.00	$1,037.60	0.95%	$4.87
Investor Class Shares	1,000.00	1,036.40	1.20	6.14
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.36	0.95%	$4.82
Investor Class Shares	1,000.00	1,019.09	1.20	6.09

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half period shown).

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THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, ages, positions with the Trust, lengths of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons

Name and Year of Birth	Position with the Trust and length of Time Served[1]	Principal Occupation in the Past Five Years

INTERESTED
TRUSTEES[3] [4]
ROBERT A. NESHER (BORN: 1946)	Chairman of the Board of Trustees (Since 2014)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

INDEPENDENT TRUSTEES[4]
JOHN K. DARR (BORN: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.

JOSEPH T. GRAUSE, JR. (BORN: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 38 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional In-formation (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-454-0738. The following chart lists Trustees and Officers as of October 31, 2016

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years

INDEPENDENT TRUSTEES (continued)[3]
MITCHELL A. JOHNSON (BORN: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.

BETTY L. KRIKORIAN (BORN: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

BRUCE R. SPECA (BORN: 1956)	Trustee (since 2011)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

GEORGE J. SULLIVAN, JR. (BORN: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

OFFICERS
MICHAEL BEATTIE (BORN: 1965)	President (since 2011)	Director of Client Service, SEI Investments Company, since 2004.

STEPHEN CONNORS (BORN: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)

Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 38 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past Five Years

OFFICERS (continued)
RUSSELL EMERY (BORN: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.

DIANNE M. DESCOTEAUX (BORN: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.

LISA WHITTAKER (BORN: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A. (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).

JOHN Y. KIM (BORN: 1981)	Vice President and Assistant Secretary (since 2014)	Attorney, SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009- 2014).

BRIDGET E. SUDALL (BORN: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 18, 2016 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods, including since their inception, and information regarding the Funds’ performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS OCTOBER 31, 2016

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2016, the Funds are designating the following items with regard to distributions paid during the year.

				Qualifying
				For
				Corporate				Short-Term
	Ordinary	Long-Term		Dividends	Qualifying	U.S.	Interest	Capital
	Income	Capital Gain	Total	Received	Dividend	Government	Related	Gain
	Distributions	Distributions	Distributions	Deduction(1)	Income(2)	Interest(3)	Dividends(4)	Dividends(5)

Large Cap Growth Fund	3.39%	96.61%	100.00%	100.00%	100.00%	0.00%	0.07%	0.00%

Dividend Growth Fund	35.86%	64.14%	100.00%	100.00%	100.00%	0.00%	0.06%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2016. Complete information will be computed and reported with your 2016 Form 1099-DIV.

NOTES

Westfield Capital Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-454-0738

Adviser:

Westfield Capital Management Company, L.P.

One Financial Center

Boston, MA 02111

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

WCM-AR-001-0600

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$140,400	$0	$0	$136,800	$0	$0
(b) Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c) Tax Fees	$0	$0	$220,000	$0	$0	$220,000
(d) All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$21,880	N/A	N/A	$22,605	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $220,000 and $220,000 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 6, 2017

*	Print the name and title of each signing officer under his or her signature.